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Exhibit 10(xv)

          Amendment to the Restated Trust Agreement for Brenton Banks, Inc. Retirement Plan, effective May 31, 1989. The Amendment is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1989.
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